THE JEFFERSON FUND GROUP TRUST


Supplement dated August 27, 2001 to
Prospectus dated February 28, 2001

             Important Notice Regarding Change in Investment Policy

     In accordance with the requirements of Rule 35d-1 under the Investment Company Act of 1940, it has been a non-fundamental policy of the Jefferson REIT Fund, a portfolio of The Jefferson Fund Group Trust, to normally invest 80% of the value of its net assets in securities issued by real estate investment trusts ("REITs"). On August 20, 2001, the trustees of the Trust determined that it is in the best interests of the REIT Fund to change this non-fundamental policy of the REIT Fund to provide that effective November 1, 2001 the REIT Fund will normally invest 65% of the value of its net assets in securities issued by REITs. Accordingly, the references to "80%" in the discussion under the caption "Jefferson REIT Fund-Investment Strategy" on page 3 of the Prospectus and in the discussion in the second paragraph under the caption "Investment Objectives and Strategies - Jefferson REIT Fund" on page 6 of the Prospectus are changed to "65%."

                                      * * *

     Shareholders who have questions concerning the Jefferson Funds should call 1-800-216-9785 or write to:

     The Jefferson Fund Group Trust
     c/o Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI  53201-0701